SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                          DATE OF REPORT: JULY 2, 2001

                                  NEXLAND, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)


                DELAWARE                                333-3074                             37-1356503
                --------                                --------                             ----------
      (State or other jurisdiction                    (Commission                           (IRS Employer
           of incorporation)                          File Number)                       Identification No.)



1101 BRICKELL AVENUE, NORTH TOWER, SECOND FLOOR, MIAMI FLORIDA                                  33131
--------------------------------------------------------------                                  -----
(Address of principal executive offices)                                                     (Zip code)


Registrant's telephone number, including area code:                                        (305) 358-7771
                                                                                           --------------

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1) (i) On July 2, 2001, Nexland, Inc., a Delaware corporation (the "COMPANY"), dismissed BDO Seidman LLP ("BDO SEIDMAN") as its independent certified public accountant.

                  (ii)  BDO  Seidman's   report  on  the   Company's   financial
statements for the past fiscal year contained a modification expressing substantial doubt about the Company's ability to continue as a going concern.

                  (iii) BDO Seidman's dismissal was approved by the Company's Board of Directors.

                  (iv) During the Company's most recent fiscal year, as well as any subsequent interim period through July 2, 2001, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

                  (v) On January 26, 2001, BDO Seidman communicated by letter to the audit committee of the Company's Board of Directors, three material weaknesses in internal controls relating to the following areas:

                        (1) Recording   significant  transactions  on  a  timely
basis;

                        (2) Lack of written policies setting forth the Company's
policies  and  procedures   relating  to  accounting,   internal   controls  and
safeguarding of corporate assets; and

                        (3) Lack of financial personnel with a professional certification in accounting or equivalent experience.

         (a)(2) On July 2, 2001, the Company engaged Daszkal Bolton Manela Devlin & Co. ("Daszkal Bolton") as its principal accountant to audit the Company's financial statements. The Company did not consult Daszkal Bolton on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Company's two most recent fiscal years or any subsequent interim period prior to engaging Daszkal Bolton.

         (a)(3) The Company requested BDO Seidman to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree.


ITEM 7.  EXHIBITS.

         EXHIBIT 1. Attached hereto as Exhibit 1 is a copy of BDO Seidman's letter addressed to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    July 16, 2001           NEXLAND, INC.

                                 By:   /s/ Gregory S. Levine
                                    ---------------------------
                                 Name: Gregory S. Levine
                                 Its:  President

                                    EXHIBIT 1

July 16, 2001

                  BDO Seidman, LLP Accountants and Consultants
                  Bank of America Tower at International Place
                  100 S. E. 2nd Street, Suite 2200
                  Miami, FL  33131
                  Telephone:   (305) 381-8000  Fax:  (305) 374-1135
                  Voice Mail:  (305) 381-7832


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

We have been furnished with a copy of the response to Item 4 of the Form 8-K for the event that occurred on July 2, 2001, filed on July 5, 2001 by our former client, Nexland, Inc. (Commission No. 333-3074). We agree with the statements made in response to that Item insofar as they relate to our Firm, except as follows:

1. With respect to paragraph (a)(1)(ii), the report of BDO Seidman, LLP on the financial statements of the Company for the year ended December 31, 2000, contained a modification expressing substantial doubt about the Company's ability to continue as a going concern.

2. Item 304(a)(i)(v) of Regulation S-K requires disclosure of events wherein the former accountant has advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist. In that regard, by letter dated January 26, 2001, BDO Seidman, LLP communicated three material weaknesses in internal controls to the audit committee of the Company's Board of Directors relating to the following areas:

o        Recording significant transactions on a timely basis.

o Lack of written policies setting forth the Company's policies and procedures related to accounting, internal controls and safeguarding of corporate assets.

o Lack of financial personnel with a professional certification in accounting, or equivalent experience.

Very truly yours,

/s/ BDO SEIDMAN, LLP
--------------------
BDO Seidman, LLP

cc:  Gregory S. Levine, President